Exhibit 10.50

                     AMENDMENT #2 TO REIMBURSEMENT AGREEMENT

                                                                  March 17, 2003
Bluefly, Inc.
42 West 39 Street
New York, New York 10018

Gentlemen:

         Reference is made to the Reimbursement Agreement (the "Reimbursement Agreement") dated as of March 30, 2001, as amended, between Bluefly, Inc., a Delaware corporation, and Quantum Industrial Partners LDC, a Cayman Island limited duration company. This will confirm that the Reimbursement Agreement is hereby amended as follows:

         1. The first sentence in Section 1 is deleted in its entirety and the following is substituted in its place and stead: "QIP hereby agrees to procure and maintain a Standby Letter of Credit until November 15, 2004, as Account Party, for the benefit of Lender in an amount equal to $2,000,000 for delivery by March 17, 2003."

         2.       The following language is added to the end of Section 6 (a):
                  "As partial consideration for and a condition to its increasing the value of and maintaining the Standby Letter of Credit from March 17, 2003 until November 15, 2004, the Soros Entities shall each receive from Borrower a warrant substantially in the form attached as Exhibit A hereto (provided, however, that the warrants issued pursuant to this sentence shall have an exercise price equal to the Current Market Price as of March 17, 2003 and an expiration date of March 17, 2013 to purchase that number of shares of the Common Stock obtained by multiplying TWENTY FIVE THOUSAND (25,000) by such Soros Entity's Percentage Interest (as defined in Section 6(c) below)."

         Except as herinabove specifically set forth, the Reimbursement Agreement shall continue unmodified.

                                Very truly yours,

                                QUANTUM INDUSTRIAL PARTNERS LDC

                                By: /s/ John F. Brown
                                    -----------------------------
                                    Name: John. F. Brown
                                    Title: Attorney in fact

Agreed:

BLUEFLY, INC.

By: /s/ E. Kenneth Seiff
    ------------------------------
    Name: E. Kenneth Seiff
    Title: CEO